EXHIBIT 4.1
                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                       CUSIP  NO.  62873Q  10  6

                                RESTRICTED STOCK


  NUMBER                               NBG                             SHARES
   xxxx                                                              ****xxxx**
                                  RADIO NETWORK


SL- 000725         AUTHORIZED COMMON STOCK: 20,000,000 SHARES
                                PAR VALUEa: $.001

THIS CERTIFIES THAT  SHAREHOLDERS NAME  The shares represented by this certificate have not
                                        been registered under the
                                        Securities Act of 1933.
                                        The shares have been
                                        acquired for investment and
                                        may not be offered, sold or
                                        otherwise transferred in     783-368600
                                        the absence of an effective
                                        Registration Statement for
                                        the shares under the
                                        Securities Act of 1933, or
                                        a prior opinion of counsel
                                        Satisfactory to the issuer,
                                        that registration is not
                                        required under that Act.


IS THE RECORD HOLDER OF **NUMBER OF SHARES**

                 Shares of NBG RADIO NETWORK, INC. Common Stock
        Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This
     Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


                                RESTRICTED STOCK
   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:  DATE


                                 Corporate Seal
------------------------------                     -----------------------------
      VP/CONTROLLER                                          PRESIDENT
                                 Countersigned:
                        ATLAS STOCK TRANSFER CORPORATION
                              5899 South State St.
                           Salt Lake City, Utah 84107
                                                       By_______________________
                                                           Authorized Signature
NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT